                                   [GRAPHIC]

                                                Annual Report September 30, 2001


Oppenheimer
Discovery Fund


                                    [LOGO] OPPENHEIMERFUNDS(R)

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Discovery Fund seeks capital appreciation.

    CONTENTS

  1 Letter to Shareholders

  3 An Interview with Your Fund's Manager

  7 Fund Performance

 12 Financial Statements

 37 Independent Auditors' Report

 38 Federal Income Tax Information

 39 Officers and Trustees

Average Annual Total Returns*

------------------------------------
             For the 1-Year Period
             Ended 9/30/01
             Without      With
             Sales Chg.   Sales Chg.
------------------------------------
Class A      -37.01%      -40.63%
------------------------------------
Class B      -37.48       -39.90
------------------------------------
Class C      -37.47       -37.95
------------------------------------
Class Y      -36.88
------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

* See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[Photo]

John V. Murphy

Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


1 OPPENHEIMER DISCOVERY FUND

LETTER TO SHAREHOLDERS

     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
October 19, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


2 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

Portfolio Management Team (l to r)

Stephen Roseman
Bonnie Sherman
Ian Horowitz
Jayne Stevlingston
(Portfolio Manager)
Tolomy Erpf

How would you characterize the Fund's performance during the 12-month period that ended September 30, 2001?

A. The last 12 months marked a difficult period for small-cap stocks, particularly the kinds of growth-oriented stocks on which the Fund focuses. While we would always prefer to deliver positive returns to our investors, we are pleased that the Fund outperformed its benchmark, the Russell 2000 Index/1/, for the 12-month period ended September 30, 2001, and most of its peers in the midst of this volatile and challenging market environment.

What made this such a challenging period?

During the second half of 2000, high interest rates and rising energy prices abruptly slowed U.S. economic growth. As a result, in September 2000, revenues and earnings fell short of expectations across a wide range of traditional growth-oriented industries, particularly in the technology sector. Investors generally turned to more defensive industries, such as healthcare and consumer cyclicals, that appeared likely to continue growing despite the economic slowdown.

     In January 2001, the Federal Reserve Board instituted the first in a series of interest rate cuts designed to spur growth in the economy. In March and April 2001, energy prices eased in response to changing seasonal demand and an increase in supply. Nevertheless, the negative environment for most technology and telecommunications-related industries persisted throughout the period, largely due to reduced capital spending by business customers. On the other hand, consumer spending remained

1. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and Nasdaq, and is widely recognized as a measure of the performance of mid-capitalization stocks.


3 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

As the period progressed, we shifted assets that had previously been invested in technology companies into a variety of consumer-oriented stocks, which proved to be among the Fund's best performers.

relatively strong, providing greater support for some consumer-related businesses through the first two quarters of 2001. Although many biotechnology stocks slumped during the second half of the period, a wide range of other, non-biotech healthcare companies prospered due to a more favorable regulatory environment and rising reimbursement rates for a variety of medical services.

How did you manage the Fund in light of these conditions?

We remained true to our strategy of investing in emerging growth companies that exhibit leadership potential within their market sector. However, in light of the increasingly difficult environment for technology-related stocks, we significantly reduced the Fund's technology exposure. Through the first quarter of 2001, approximately 36% of the Fund's assets were invested in technology stocks. By September 2001, we had cut our technology position to under 15%, less than the Russell 2000 Index, the Fund's benchmark. Among our remaining technology stocks, we focused on financially sound companies with strong competitive positions and low levels of debt, such as WebEx Communications, Inc. In particular, we maintained investments in technology companies that we believed were well positioned to benefit from strong consumer spending, as well as select companies, such as semiconductor producers, that we believed were likely to be among the first to benefit from a return to higher rates of growth.

   As the period progressed, we gradually shifted assets that had previously been invested in technology companies into a variety of consumer-oriented stocks. By the end of the period, consumer cyclicals comprised our second largest group of


4 OPPENHEIMER DISCOVERY FUND

Average Annual
Total Returns

For the Periods Ended 9/30/01/2/

Class A
1-Year       5-Year     10-Year
------------------------------------
-40.63%      -1.47%      8.44%

Class B                 Since
1-Year       5-Year     Inception
------------------------------------
-39.90%      -1.30%      5.99%

Class C                 Since
1-Year       5-Year     Inception
------------------------------------
-37.95%      -1.02%      3.31%

Class N                 Since
1-Year       5-Year     Inception
------------------------------------
N/A          N/A       -16.44%

Class Y                 Since
1-Year       5-Year     Inception
------------------------------------
-36.88%       0.00%      7.47%

holdings. A number of these consumer-related stocks, such as 1-800-FLOWERS.com, Inc. and PetsMart, Inc., proved to be among the Fund's best performers. We also scored notable successes with investments in a number of teen-oriented consumer companies and entertainment software developer, Midway Games, Inc.

     Healthcare emerged as the Fund's largest group of holdings. We achieved strong results from stocks of managed care companies, such as Priority Healthcare Corp. and Apria Healthcare Group, Inc. However, these gains were balanced by losses among the Fund's biotechnology holdings.

What is your outlook over the coming months?

The economic environment remains uncertain, especially in light of the tragic events of September 11, 2001. While there is no way to tell when economic growth rates are likely to turn around, we believe that falling interest rates are creating a more favorable environment for future economic growth.

     Given these conditions, we are cautiously optimistic regarding the near-term prospects for well-positioned, small-cap growth companies. Caution has prompted us to begin reducing our investments in consumer-oriented companies, to increase our cash position and to maintain a relatively small position in technology stocks. We have also sought to minimize the Fund's risks by investing in a broadly diversified portfolio that currently includes approximately 140 carefully selected companies in a wide range of industries. At the same time, we are optimistic regarding the stocks we continue to hold, and stand poised to aggressively put the Fund's cash to work when we see clear indications of an economic rebound.

     Our investment discipline seeks stocks with exceptional growth prospects by looking for emerging companies with leadership potential, strong fundamentals, sustainable and

2.   See Notes on page 10 for further details.


5 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

      [CHART]

Sector Allocation/3/

(_) Healthcare         27.3%

     Healthcare/
     Supplies &
     Services          15.5

     Healthcare/
     Drugs             11.8

(_) Consumer
    Cyclicals          14.7

(_) Technology         13.2

(_) Financial          12.5

(_) Consumer
    Staples            11.8

(_) Capital Goods       8.3

(_) Energy              5.3

(_) Utilities           2.8

(_) Basic
    Materials           1.7

(_) Communication
    Services            1.4

(_) Transportation      1.0

accelerating rates of earnings growth and innovative products and services. We believe such stocks tend to hold their value better than most growth stocks when economic growth slows, and to deliver outstanding returns during better economic times. Our consistent, disciplined commitment to small-cap growth investing is what makes Oppenheimer Discovery Fund part of The Right Way to Invest.

Top Five Common Stock Industries/4/
--------------------------------------------------------------------------------
Healthcare/Supplies & Services                           13.0%
--------------------------------------------------------------------------------
Healthcare/Drugs                                          9.9
--------------------------------------------------------------------------------
Retail: Specialty                                         8.0
--------------------------------------------------------------------------------
Electronics                                               5.5
--------------------------------------------------------------------------------
Banks                                                     3.6

Top Ten Common Stock Holdings/4/
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                2.0%
--------------------------------------------------------------------------------
1-800-FLOWERS.com, Inc.                                   1.9
--------------------------------------------------------------------------------
Iron Mountain, Inc.                                       1.8
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc.                              1.6
--------------------------------------------------------------------------------
Priority Healthcare Corp., Cl. B                          1.6
--------------------------------------------------------------------------------
Commerce Bancorp, Inc.                                    1.6
--------------------------------------------------------------------------------
Annaly Mortgage Management, Inc.                          1.4
--------------------------------------------------------------------------------
Borders Group, Inc.                                       1.3
--------------------------------------------------------------------------------
AdvancePCS, Inc.                                          1.2
--------------------------------------------------------------------------------
Triad Hospitals, Inc.                                     1.2

3. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of common stock investments.
4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on net assets.


6 OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

Management's discussion of performance. During the one-year period that ended September 30, 2001, Oppenheimer Discovery Fund suffered lighter losses than its benchmark, the Russell 2000 Index, and most of its peers. We attribute this above-average relative performance largely to our decision to sharply reduce the Fund's technology holdings. This move helped sustain the Fund's performance in the face of a decline in most technology stocks throughout the period. Performance also benefited from our decision to increase the percentage of assets allocated to consumer-related stocks. Relatively high levels of consumer spending supported such stocks despite slowing U.S. economic conditions.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured for a 10-year period. In the case of Class B shares, performance is measured from the inception of the class on April 4, 1994. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995, and in the case of Class Y shares, from the inception of the class on June 1, 1994. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and Nasdaq, and is widely recognized as a measure of the performance of mid-capitalization stocks.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.


7 OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE

Class A Shares

      Comparison of Change in Value of $10,000 Hypothetical Investments in:
      ---- Oppenheimer Discovery Fund (Class A)
      ---- S&P 500 Index              .... Russell 2000 Index

                                    [CHART]

                    Oppenheimer
                     Discovery        S&P         Russell
                   Fund (Class A)   500 Index    2000 Index

     9/30/1991         9,425         10,000        10,000
    12/31/1991        11,187         10,837        10,574
     3/31/1992        11,244         10,564        11,366
     6/30/1992         9,964         10,765        10,588
     9/30/1992        10,488         11,104        10,893
    12/31/1992        13,047         11,662        12,520
     3/31/1993        12,762         12,171        13,055
     6/30/1993        13,351         12,229        13,342
     9/30/1993        15,151         12,544        14,508
    12/31/1993        15,375         12,835        14,884
     3/31/1994        14,163         12,349        14,488
     6/30/1994        12,764         12,401        13,921
     9/30/1994        13,953         13,006        14,888
    12/31/1994        13,656         13,003        14,613
     3/31/1995        14,470         14,268        15,287
     6/30/1995        15,485         15,628        16,720
     9/30/1995        17,863         16,869        18,372
    12/31/1995        18,680         17,884        18,770
     3/31/1996        19,888         18,844        19,728
     6/30/1996        22,278         19,688        20,714
     9/30/1996        22,822         20,297        20,785
    12/31/1996        21,443         21,988        21,866
     3/31/1997        18,654         22,578        20,735
     6/30/1997        22,108         26,517        24,096
     9/30/1997        24,911         28,503        27,683
    12/31/1997        23,664         29,321        26,756
     3/31/1998        26,306         33,408        29,447
     6/30/1998        25,110         34,517        28,074
     9/30/1998        19,734         31,091        22,418
    12/31/1998        23,191         37,706        26,075
     3/31/1999        20,672         39,584        24,660
     6/30/1999        22,616         42,369        28,495
     9/30/1999        22,021         39,730        26,694
    12/31/1999        35,091         45,637        31,617
     3/31/2000        40,353         46,682        33,857
     6/30/2000        35,139         45,442        32,577
     9/30/2000        35,706         45,002        32,937
    12/31/2000        30,438         41,483        30,662
     3/31/2001        24,605         36,568        28,667
     6/30/2001        29,439         38,707        32,763
     9/30/2001        22,491         33,028        25,952

Average Annual Total Returns of Class A Shares of the Fund at 9/30/01/1/
1-Year -40.63%   5-Year -1.47%   10-Year 8.44%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
---- Oppenheimer Discovery Fund (Class B)
---- S&P 500 Index              .... Russell 2000 Index

                                    [CHART]

                          Oppenheimer
                           Discovery         S&P 500      Russell
                         Fund (Class B)       Index     2000 Index

      4/4/1994               10,000          10,000       10,000
     6/30/1994                9,167          10,042        9,609
     9/30/1994               10,000          10,532       10,276
    12/31/1994                9,772          10,530       10,086
     3/31/1995               10,335          11,554       10,552
     6/30/1995               11,036          12,656       11,541
     9/30/1995               12,704          13,661       12,681
    12/31/1995               13,257          14,482       12,956
     3/31/1996               14,090          15,259       13,617
     6/30/1996               15,751          15,943       14,298
     9/30/1996               16,105          16,436       14,346
    12/31/1996               15,101          17,805       15,093
     3/31/1997               13,118          18,284       14,312
     6/30/1997               15,515          21,473       16,633
     9/30/1997               17,446          23,081       19,108
    12/31/1997               16,542          23,743       18,468
     3/31/1998               18,355          27,053       20,326
     6/30/1998               17,488          27,951       19,378
     9/30/1998               13,719          25,177       15,474
    12/31/1998               16,090          30,534       17,998
     3/31/1999               14,313          32,054       17,022
     6/30/1999               15,633          34,310       19,669
     9/30/1999               15,190          32,173       18,425
    12/31/1999               24,162          36,956       21,824
     3/31/2000               27,737          37,802       23,370
     6/30/2000               24,151          36,798       22,486
     9/30/2000               24,541          36,442       22,735
    12/31/2000               20,920          33,592       21,164
     3/31/2001               16,911          29,612       19,788
     6/30/2001               20,233          31,344       22,615
     9/30/2001               15,458          26,745       17,913


Average Annual Total Returns of Class B Shares of the Fund at 9/30/01/1/
1-Year -39.90%   5-Year -1.30%   Since Inception 5.99%

1.      See page 10 for further details.


8 OPPENHEIMER DISCOVERY FUND

                                    [CHART]

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
---- Oppenheimer Discovery Fund (Class C)
---- S&P 500 Index              .... Russell 2000 Index

                          Oppenheimer
                         Discovery Fund
                          (Class C)           S&P 500 Index   Russell 2000 Index
     10/2/1995              10,000                10,000             10,000
    12/31/1995              10,536                10,602             10,217
     3/31/1996              11,194                11,170             10,738
     6/30/1996              12,516                11,671             11,275
     9/30/1996              12,796                12,032             11,313
    12/31/1996              11,998                13,034             11,902
     3/31/1997              10,422                13,384             11,287
     6/30/1997              12,328                15,719             13,116
     9/30/1997              13,869                16,896             15,068
    12/31/1997              13,152                17,381             14,564
     3/31/1998              14,595                19,804             16,029
     6/30/1998              13,904                20,461             15,281
     9/30/1998              10,909                18,431             12,203
    12/31/1998              12,792                22,352             14,193
     3/31/1999              11,383                23,465             13,423
     6/30/1999              12,431                25,116             15,511
     9/30/1999              12,079                23,552             14,530
    12/31/1999              19,210                27,053             17,210
     3/31/2000              22,053                27,673             18,429
     6/30/2000              19,170                26,938             17,732
     9/30/2000              19,440                26,677             17,928
    12/31/2000              16,542                24,591             16,690
     3/31/2001              13,345                21,677             15,604
     6/30/2001              15,940                22,945             17,834
     9/30/2001              12,156                19,578             14,126


Average Annual Total Returns of Class C Shares of the Fund at 9/30/01/1/
1-Year -37.95%   5-Year -1.02%  Since Inception 3.31%


                                    [CHART]

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
---- Oppenheimer Discovery Fund (Class Y)
---- S&P 500 Index              .... Russell 2000 Index


                          Oppenheimer
                         Discovery Fund
                           (Class Y)       S&P 500 Index   Russell 2000 Index
      6/1/1994               10,000          10,000             10,000
     6/30/1994                9,438           9,755              9,660
     9/30/1994               10,320          10,231             10,332
    12/31/1994               10,115          10,230             10,141
     3/31/1995               10,726          11,224             10,609
     6/30/1995               11,483          12,294             11,603
     9/30/1995               13,238          13,271             12,749
    12/31/1995               13,855          14,069             13,026
     3/31/1996               14,761          14,824             13,690
     6/30/1996               16,545          15,489             14,375
     9/30/1996               16,957          15,967             14,424
    12/31/1996               15,944          17,297             15,174
     3/31/1997               13,883          17,762             14,389
     6/30/1997               16,464          20,860             16,722
     9/30/1997               18,568          22,422             19,211
    12/31/1997               17,657          23,066             18,567
     3/31/1998               19,649          26,281             20,435
     6/30/1998               18,769          27,154             19,482
     9/30/1998               14,767          24,459             15,558
    12/31/1998               17,351          29,663             18,095
     3/31/1999               15,475          31,140             17,113
     6/30/1999               16,937          33,331             19,775
     9/30/1999               16,513          31,255             18,524
    12/31/1999               26,324          35,902             21,941
     3/31/2000               30,291          36,724             23,495
     6/30/2000               26,411          35,748             22,607
     9/30/2000               26,861          35,402             22,857
    12/31/2000               22,892          32,634             21,278
     3/31/2001               18,518          28,767             19,894
     6/30/2001               22,178          30,450             22,736
     9/30/2001               16,955          25,982             18,010

Average Annual Total Returns of Class Y Shares of the Fund at 9/30/01/1/
1-Year -36.88%   5-Year 0.00%   Since Inception 7.47%

The performance information for both indices in the graphs begins on 9/30/91 for Class A, on 3/31/94 for Class B, on 9/30/95 for Class C and on 5/31/94 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


9 OPPENHEIMER DISCOVERY FUND

NOTES

      In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

      Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

      Class A shares were first publicly offered on 9/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

      Class B shares were first publicly offered on 4/4/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

      Class C shares were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

      Class N shares were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form, and the cumulative total return information shown on page 5 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

      Class Y shares were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

      An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 OPPENHEIMER DISCOVERY FUND

Financials









11 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS September 30, 2001

                                                                    Market Value
                                                         Shares      See Note 1
================================================================================
Common Stocks--83.6%
--------------------------------------------------------------------------------
Basic Materials--1.5%
--------------------------------------------------------------------------------
Metals--0.4%

AK Steel Holding Corp.                                   495,700     $ 4,188,665
--------------------------------------------------------------------------------
Paper--1.1%

Pactiv Corp./1/                                          785,600      11,383,344
--------------------------------------------------------------------------------
Capital Goods--7.0%
--------------------------------------------------------------------------------
Aerospace/Defense--1.2%

AAR Corp.                                                290,600       2,327,706
--------------------------------------------------------------------------------
FuelCell Energy, Inc./1/                                 450,600       6,673,386
--------------------------------------------------------------------------------
Precision Castparts Corp.                                184,900       4,104,780
                                                                     -----------
                                                                      13,105,872

--------------------------------------------------------------------------------
Electrical Equipment--0.5%

Capstone Turbine Corp./1/                                839,800       5,072,392
--------------------------------------------------------------------------------
Industrial Services--3.0%

Iron Mountain, Inc./1/                                   479,100      19,858,695
--------------------------------------------------------------------------------
Keynote Systems, Inc./1/                                 477,800       3,631,280
--------------------------------------------------------------------------------
McDermott International, Inc./1/                         391,300       3,228,225
--------------------------------------------------------------------------------
Mobile Mini, Inc./1/                                     123,000       3,193,080
--------------------------------------------------------------------------------
Tetra Technologies, Inc./1/                              140,500       2,447,510
                                                                     -----------
                                                                      32,358,790

--------------------------------------------------------------------------------
Manufacturing--2.3%

AstroPower, Inc./1/                                      127,500       4,400,025
--------------------------------------------------------------------------------
Bemis Co., Inc.                                          146,500       5,838,025
--------------------------------------------------------------------------------
Flowserve Corp./1/                                        78,000       1,540,500
--------------------------------------------------------------------------------
Titan Corp. (The)/1/                                     665,600      13,045,760
                                                                     -----------
                                                                      24,824,310

--------------------------------------------------------------------------------
Communication Services--1.2%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--0.9%

Intrado, Inc./1/                                         161,800       4,151,788
--------------------------------------------------------------------------------
Lexent, Inc./1/                                          402,200       2,915,950
--------------------------------------------------------------------------------
Lightbridge, Inc./1/                                     264,700       2,713,175
                                                                     -----------
                                                                       9,780,913

--------------------------------------------------------------------------------
Telecommunications: Wireless--0.3%

Metro One Telecommunication, Inc./1/                     130,400       3,025,280
--------------------------------------------------------------------------------
Consumer Cyclicals--12.3%
--------------------------------------------------------------------------------
Autos & Housing--0.7%

Autoliv, Inc.                                            190,400       2,996,896
--------------------------------------------------------------------------------
KB Home                                                  172,200       4,892,202
                                                                     -----------
                                                                       7,889,098


12 OPPENHEIMER DISCOVERY FUND

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Consumer Services--0.7%

Expedia, Inc., Cl. A/1/                                   96,700     $ 2,348,843
--------------------------------------------------------------------------------
Rent-A-Center, Inc./1/                                   204,400       4,752,300
--------------------------------------------------------------------------------
Travelocity.com, Inc./1/                                  27,500         365,750
                                                                     -----------
                                                                       7,466,893

--------------------------------------------------------------------------------
Leisure & Entertainment--0.9%

Bally Total Fitness Holding Corp./1/                     295,100       5,993,481
--------------------------------------------------------------------------------
MTR Gaming Group, Inc./1/                                407,000       3,772,890
                                                                     -----------
                                                                       9,766,371

--------------------------------------------------------------------------------
Media--0.6%

GoTo.com, Inc./1/                                        309,900       3,889,245
--------------------------------------------------------------------------------
NetRatings, Inc./1/                                      272,300       2,807,413
                                                                     -----------
                                                                       6,696,658

--------------------------------------------------------------------------------
Retail: Specialty--8.0%

1-800-FLOWERS.com, Inc./1,2/                           1,742,050      21,009,123
--------------------------------------------------------------------------------
7-Eleven, Inc./1/                                        422,600       4,078,090
--------------------------------------------------------------------------------
Alloy, Inc./1/                                           331,500       4,090,710
--------------------------------------------------------------------------------
Barnes & Noble, Inc./1/                                  258,400       9,328,240
--------------------------------------------------------------------------------
Borders Group, Inc./1/                                   729,000      13,960,350
--------------------------------------------------------------------------------
Elizabeth Arden, Inc./1/                                 427,500       5,459,175
--------------------------------------------------------------------------------
Footstar, Inc./1/                                         39,400       1,363,240
--------------------------------------------------------------------------------
Genesco, Inc./1/                                         236,900       3,849,625
--------------------------------------------------------------------------------
Michaels Stores, Inc./1/                                  59,200       2,163,168
--------------------------------------------------------------------------------
PetsMart, Inc./1/                                      1,671,500      11,767,360
--------------------------------------------------------------------------------
Skechers U.S.A., Inc., Cl. A/1/                           93,500       1,092,080
--------------------------------------------------------------------------------
Spiegel, Inc., Cl. A                                     304,300       2,145,315
--------------------------------------------------------------------------------
Stride Rite Corp.                                        533,800       3,336,250
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                       55,800       1,252,710
--------------------------------------------------------------------------------
Venator Group, Inc./1/                                   106,000       1,616,500
                                                                     -----------
                                                                      86,511,936

--------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--1.4%

Guess ?, Inc./1/                                       1,155,600       7,453,620
--------------------------------------------------------------------------------
Kenneth Cole Productions, Inc., Cl. A/1/                 165,400       2,092,310
--------------------------------------------------------------------------------
Steven Madden Ltd./1/                                    362,200       3,676,330
--------------------------------------------------------------------------------
Vans, Inc./1/                                            150,900       1,733,841
                                                                     -----------
                                                                      14,956,101

--------------------------------------------------------------------------------
Consumer Staples--9.9%
--------------------------------------------------------------------------------
Broadcasting--1.9%

Crown Media Holdings, Inc., Cl. A/1/                     196,100       2,010,025
--------------------------------------------------------------------------------
Emmis Communications Corp., Cl. A/1/                     132,600       1,912,092


13 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Broadcasting Continued

Entercom Communications Corp./1/                        153,700      $ 5,225,800
--------------------------------------------------------------------------------
Insight Communications Co., Inc./1/                     247,400        4,552,160
--------------------------------------------------------------------------------
Mediacom Communications Corp./1/                        202,900        2,643,787
--------------------------------------------------------------------------------
Paxson Communications Corp., Cl. A/1/                   300,500        2,163,600
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc./1/                         259,100          930,169
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc./1/                    266,800        1,398,032
                                                                     -----------
                                                                      20,835,665

--------------------------------------------------------------------------------
Education--0.9%

Career Education Corp./1/                                79,400        4,367,000
--------------------------------------------------------------------------------
Corinthian Colleges, Inc./1/                            147,100        4,958,741
                                                                     -----------
                                                                       9,325,741

--------------------------------------------------------------------------------
Entertainment--3.3%

Midway Games, Inc./1/                                   253,200        3,066,252
--------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc./1/                      129,200        4,640,864
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A/1/                              236,700        8,282,133
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc./1/                1,139,500        8,056,265
--------------------------------------------------------------------------------
THQ, Inc./1/                                            266,300       11,490,845
                                                                     -----------
                                                                      35,536,359

--------------------------------------------------------------------------------
Food--2.9%

American Italian Pasta Co./1/                           186,600        8,070,450
--------------------------------------------------------------------------------
Pilgrim's Pride Corp., Cl. B                            309,200        4,266,960
--------------------------------------------------------------------------------
Smithfield Foods, Inc./1/                               376,200        7,919,010
--------------------------------------------------------------------------------
Suiza Foods Corp./1/                                    136,000        8,587,040
--------------------------------------------------------------------------------
SureBeam Corp., Cl. A/1/                                276,200        2,292,460
                                                                     -----------
                                                                      31,135,920

--------------------------------------------------------------------------------
Food & Drug Retailers--0.9%

Duane Reade, Inc./1/                                     69,500        2,085,000
--------------------------------------------------------------------------------
Pathmark Stores, Inc./1/                                311,300        7,408,940
                                                                     -----------
                                                                       9,493,940

--------------------------------------------------------------------------------
Energy--4.3%
--------------------------------------------------------------------------------
Energy Services--1.9%

Key Energy Services, Inc./1/                          1,530,000        9,730,800
--------------------------------------------------------------------------------
Massey Energy Co.                                       120,000        1,758,000
--------------------------------------------------------------------------------
Parker Drilling Co./1/                                  991,900        3,055,052
--------------------------------------------------------------------------------
Precision Drilling Corp./1/                             105,500        2,228,160
--------------------------------------------------------------------------------
Tidewater, Inc.                                         155,300        4,144,957
                                                                     -----------
                                                                      20,916,969


14 OPPENHEIMER DISCOVERY FUND

                                                                    Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Oil: Domestic--1.4%

Pride International, Inc./1/                            108,300      $ 1,126,320
--------------------------------------------------------------------------------
Swift Energy Co./1/                                     201,500        4,154,930
--------------------------------------------------------------------------------
Unit Corp./1/                                           446,400        3,964,032
--------------------------------------------------------------------------------
XTO Energy, Inc.                                        428,150        5,972,692
                                                                     -----------
                                                                      15,217,974

--------------------------------------------------------------------------------
Oil: International--1.0%

Pioneer Natural Resources Co./1/                        349,400        4,971,962
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                   185,000        6,323,986
                                                                     -----------
                                                                      11,295,948

--------------------------------------------------------------------------------
Financial--10.4%
--------------------------------------------------------------------------------
Banks--3.6%

American Home Mortgage Holdings, Inc.                   345,100        6,021,995
--------------------------------------------------------------------------------
Commerce Bancorp, Inc.                                  249,600       16,972,800
--------------------------------------------------------------------------------
East West Bancorp, Inc.                                 271,800        6,357,402
--------------------------------------------------------------------------------
Investors Financial Services Corp.                      172,900        9,965,956
                                                                     -----------
                                                                      39,318,153

--------------------------------------------------------------------------------
Diversified Financial--1.8%

Global Payments, Inc.                                   155,000        4,557,000
--------------------------------------------------------------------------------
NextCard, Inc./1/                                     1,204,800        7,674,576
--------------------------------------------------------------------------------
Saxon Capital Acquisition Co./1,3/                      700,000        7,087,500
                                                                     -----------
                                                                      19,319,076

--------------------------------------------------------------------------------
Insurance--2.3%

Annuity & Life RE Holdings Ltd.                         120,000        4,074,000
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                       449,570       12,088,937
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                              72,500        6,445,975
--------------------------------------------------------------------------------
Willis Group Holdings Ltd./1/                           115,000        2,689,850
                                                                     -----------
                                                                      25,298,762

--------------------------------------------------------------------------------
Real Estate Investment Trusts--2.1%

Annaly Mortgage Management, Inc.                      1,080,500       15,613,225
--------------------------------------------------------------------------------
RAIT Investment Trust                                   443,700        7,077,015
                                                                     -----------
                                                                      22,690,240

--------------------------------------------------------------------------------
Savings & Loans--0.6%

BankAtlantic Bancorp, Inc.                              678,400        6,851,840
--------------------------------------------------------------------------------
Healthcare--22.9%
--------------------------------------------------------------------------------
Healthcare/Drugs--9.9%

ArQule, Inc./1/                                         190,200        1,987,590
--------------------------------------------------------------------------------
Aviron/1/                                               185,100        4,607,139
--------------------------------------------------------------------------------
Cell Genesys, Inc./1/                                   200,000        3,200,000


15 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

                                                                   Market Value
                                                          Shares    See Note 1
--------------------------------------------------------------------------------
Healthcare/Drugs Continued
Cell Therapeutics, Inc./1/                                231,900   $  5,577,195
Charles River Laboratories International, Inc./1/         184,400      6,522,228
CV Therapeutics, Inc./1/                                  107,500      4,177,450
Enzon, Inc./1/                                            222,400     11,342,400
Guilford Pharmaceuticals, Inc./1/                         159,600      1,374,156
Guilford Pharmaceuticals, Inc./1,3/                       250,000      2,044,875
Inhale Therapeutic Systems, Inc./1/                       309,500      4,116,350
Inspire Pharmaceuticals, Inc./1/                          403,600      3,495,176
Integra LifeSciences Holdings Corp./1/                    185,200      5,115,224
Myriad Genetics, Inc./1/                                  167,700      5,138,328
Novavax, Inc./1/                                          330,500      4,660,050
NPS Pharmaceuticals, Inc./1/                              244,600      7,631,520
OSI Pharmaceuticals, Inc./1/                               60,500      1,966,250
Pharmaceutical Resources, Inc./1,3/                       286,600      9,733,653
Protein Design Labs, Inc./1/                               65,600      3,098,288
Serologicals Corp./1/                                     345,900      6,264,249
V.I. Technologies, Inc./1/                                284,100      1,818,240
XOMA Ltd./1/                                            1,536,100     12,949,323
                                                                     -----------
                                                                     106,819,684

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--13.0%

Accredo Health, Inc./1/                                   254,100      9,249,240
AdvancePCS, Inc./1/                                       185,500     13,315,190
AmSurg Corp./1/                                           129,600      3,570,480
Apria Healthcare Group, Inc./1/                           684,300     17,723,370
Aspect Medical Systems, Inc./1/                           294,000      3,219,300
Beverly Enterprises, Inc./1/                               85,800        875,160
Caremark Rx, Inc./1/                                      769,100     12,828,588
Closure Medical Corp./1/                                  183,800      3,538,150
Covance, Inc./1/                                           84,600      1,515,186
DaVita, Inc./1/                                           492,500     10,022,375
DIANON Systems, Inc./1/                                     8,200        411,640
Eclipsys Corp./1/                                         327,200      4,351,760
Magellan Health Services, Inc./1/                         225,000      2,580,750
Med-Design Corp. (The)/1/                                 232,700      3,350,880
Omnicare, Inc.                                            218,100      4,761,123
Priority Healthcare Corp., Cl. B/1/                       721,500     17,316,000
Province Healthcare Co./1/                                112,800      4,144,272
Quintiles Transnational Corp./1/                          246,900      3,604,740
Triad Hospitals, Inc./1/                                  368,600     13,048,440
Trigon Healthcare, Inc./1/                                 67,000      4,388,500
United Surgical Partners International, Inc./1/           165,900      3,400,950


16 OPPENHEIMER DISCOVERY FUND

                                                                    Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services Continued

Varian Medical Systems, Inc./1/                         54,100      $  3,470,515
                                                                    ------------
                                                                     140,686,609

--------------------------------------------------------------------------------
Technology--11.0%
--------------------------------------------------------------------------------

Computer Hardware--1.3%

Advanced Digital Information Corp./1/                  341,400         3,519,834
Avid Technology, Inc./1/                             1,089,500         7,942,455
Optimal Robotics Corp./1/                              123,500         3,025,750
                                                                    ------------
                                                                      14,488,039
--------------------------------------------------------------------------------
Computer Services--2.2%

SkillSoft Corp./1/                                     155,600         2,486,488
WebEx Communications, Inc./1/                        1,009,700        21,446,028
                                                                    ------------
                                                                      23,932,516
                                                                    ------------

--------------------------------------------------------------------------------
Computer Software--1.4%

Manugistics Group, Inc./1,4/                           776,400         4,518,648
Marimba, Inc./1/                                       685,600         1,028,400
MSC.Software Corp./1/                                  232,100         3,736,810
Precise Software Solutions Ltd./1/                     303,100         3,349,255
Synopsys, Inc./1/                                       68,100         2,731,484
                                                                    ------------
                                                                      15,364,597

--------------------------------------------------------------------------------
Communications Equipment--0.6%

Harmonic, Inc./1/                                      293,000         2,373,300
Powerwave Technologies, Inc./1/                        325,600         3,881,152
                                                                    ------------
                                                                       6,254,452

--------------------------------------------------------------------------------
Electronics--5.5%

Aeroflex, Inc./1/                                      215,300         2,368,300
Alpha Industries, Inc./1/                              210,000         4,067,700
Cirrus Logic, Inc./1/                                  434,800         3,226,216
Cymer, Inc./1/                                          51,000           854,250
FEI Co./1/                                              85,300         1,855,275
Genesis Microchip, Inc./1/                             134,900         3,796,086
Intersil Corp., Cl. A/1/                                66,100         1,845,512
Itron, Inc./1/                                         248,000         5,708,960
Lattice Semiconductor Corp./1/                         246,800         3,874,760
MKS Instruments, Inc./1/                               264,400         4,693,100
O2Micro International Ltd./1/                          461,000         6,062,150
Oak Technology, Inc./1/                                309,900         2,417,220
Sage, Inc./1/                                          217,500         3,316,875
Semtech Corp./1/                                       163,400         4,637,292
Therma-Wave, Inc./1/                                   394,200         4,048,434


17 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
Electronics Continued

Virata Corp./1/                                            229,100   $ 2,286,418
--------------------------------------------------------------------------------
Zoran Corp./1/                                             190,600     4,616,332
                                                                     -----------
                                                                      59,674,880

--------------------------------------------------------------------------------
Transportation--0.8%
--------------------------------------------------------------------------------
Railroads & Truckers--0.3%
Yellow Corp./1/                                            185,700     3,777,138
--------------------------------------------------------------------------------
Shipping--0.5%
Overseas Shipholding Group, Inc                             88,300     1,942,600
--------------------------------------------------------------------------------
Roadway Corp.                                              145,900     3,514,731
                                                                     -----------
                                                                       5,457,331

--------------------------------------------------------------------------------
Utilities--2.3%
--------------------------------------------------------------------------------
Electric Utilities--0.4%
Orion Power Holdings, Inc./1/                             180,500     4,602,750
--------------------------------------------------------------------------------
Gas Utilities--1.9%
Equitable Resources, Inc.                                  213,700     6,413,137
--------------------------------------------------------------------------------
Questar Corp.                                              230,300     4,647,454
--------------------------------------------------------------------------------
Western Gas Resources, Inc.                                369,200     9,610,276
                                                                     -----------
                                                                      20,670,867
                                                                     -----------
Total Common Stocks (Cost $981,434,548)                              905,992,073

================================================================================
Preferred Stocks--0.3%

Candescent Technologies Corp.,
$2.50 Cv., Series D, Vtg./1,3/                           1,200,000          --
--------------------------------------------------------------------------------
Candescent Technologies Corp., Sr. Exchangeable,
Series E, Vtg./1.3/                                        800,000          --
--------------------------------------------------------------------------------
Candescent Technologies Corp., Sr. Exchangeable,
Series F, Vtg./1.3/                                        200,000          --
--------------------------------------------------------------------------------
DOV Pharmaceutical, Inc., $10 Cv., Series D/1.3/           300,000     3,000,000
                                                                     -----------
Total Preferred Stocks (Cost $11,900,000)                              3,000,000

                                                         Principal
                                                            Amount
================================================================================
Convertible Corporate Bonds and Notes--0.8%

Advanced Energy Industries, Inc.,5.25% Cv. Unsec.       $6,271,000     4,797,315
Sub. Nts., 11/15/06
--------------------------------------------------------------------------------
Interim Services, Inc., 4.50% Cv. Sub. Nts., 6/1/05      5,000,000     3,937,500
Total Convertible Corporate Bonds and Notes
(Cost $9,326,030)                                                    -----------
                                                                       8,734,815

================================================================================
Repurchase Agreements--12.5%

Repurchase agreement with PaineWebber, Inc.,
3.25%, dated 9/28/01, to be repurchased at
$135,222,613 on 10/1/01, collateralized by
Federal Home Loan Mortgage Corp., 6%-6.50%,
4/1/16-9/1/31, with a value of $79,239,259
and Federal National Mortgage Assn., 6%-6.50%,
4/1/31-6/1/31, with a value of $58,870,626
(Cost $135,186,000)                               135,186,000        135,186,000

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,137,846,578)        97.2%     1,052,912,888
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                           2.8         29,869,007
                                                        ------------------------
Net Assets                                              100.0%    $1,082,781,895
                                                        ========================


18 OPPENHEIMER DISCOVERY FUND

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2001, amounts to $21,009,123. Transactions during the period in which the issuer was an affiliate are as follows:

                             Shares                                    Shares         Unrealized
                      September 30,         Gross        Gross  September 30,       Appreciation
                               2000     Additions   Reductions           2001     (Depreciation)
------------------------------------------------------------------------------------------------
Stocks and Warrants
1-800-FLOWERS.com, Inc.         --      1,742,050           --      1,742,050        $14,996,174

3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
4. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                      Contracts    Expiration     Exercise        Premium     Market Value
                                Subject to Call          Date        Price       Received       See Note 1
----------------------------------------------------------------------------------------------------------
Manugistics Group, Inc.                     200      10/22/01       $22.50        $39,399    $          --

See accompanying Notes to Financial Statements.


19 OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2001

================================================================================
Assets

Investments, at value (including repurchase agreement of $135,186,000)--see accompanying statement:

Unaffiliated companies (cost $1,131,833,629)                        $1,031,903,765
Affiliated companies (cost $6,012,949)                                  21,009,123
                                                                    --------------
                                                                     1,052,912,888
----------------------------------------------------------------------------------
Cash                                                                        17,903
----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                        40,325,683
Shares of beneficial interest sold                                       3,656,436
Interest and dividends                                                     499,861
Other                                                                       10,336
                                                                    --------------
Total assets                                                         1,097,423,107

==================================================================================
Liabilities

Payables and other liabilities:
Investments purchased                                                   11,189,052
Shares of beneficial interest redeemed                                   2,201,616
Distribution and service plan fees                                         757,016
Shareholder reports                                                        226,902
Trustees' compensation                                                     214,669
Transfer and shareholder servicing agent fees                                3,754
Other                                                                       48,203
                                                                    --------------
Total liabilities                                                       14,641,212

==================================================================================
Net Assets                                                          $1,082,781,895
                                                                    ==============

==================================================================================
Composition of Net Assets

Paid-in capital                                                     $1,403,995,869
Accumulated net investment loss                                           (198,265)
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                         (236,121,417)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
currencies                                                             (84,894,292)
                                                                    --------------
Net Assets                                                          $1,082,781,895
                                                                    ==============


20 OPPENHEIMER DISCOVERY FUND

=============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$754,082,351 and 22,793,512 shares of beneficial interest outstanding)               $33.08
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                      $35.10
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $234,023,456
and 7,682,212 shares of beneficial interest outstanding)                             $30.46
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,404,166
and 1,427,972 shares of beneficial interest outstanding)                             $31.10
---------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,513
and 4,438 shares of beneficial interest outstanding)                                 $33.01
---------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $50,125,409 and 1,475,819 shares of beneficial interest outstanding)   $33.96

See accompanying Notes to Financial Statements.


21 OPPENHEIMER DISCOVERY FUND

================================================================================
STATEMENT OF OPERATIONS For the Year Ended September 30, 2001

Investment Income

Interest                                                              $  10,623,597
-------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $5,453)                    2,736,332
                                                                  -------------------
Total income                                                             13,359,929

=====================================================================================
Expenses

Management fees                                                           9,387,311
-------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                   2,400,977
Class B                                                                   3,160,873
Class C                                                                     563,297
Class N                                                                         306
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                   2,834,263
Class B                                                                     901,725
Class C                                                                     162,156
Class N                                                                         201
Class Y                                                                     267,766
-------------------------------------------------------------------------------------
Shareholder reports                                                         721,217
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                  53,885
-------------------------------------------------------------------------------------
Trustees' compensation                                                        3,614
-------------------------------------------------------------------------------------
Other                                                                       140,000
                                                                  -------------------
Total expenses                                                           20,597,591
Less reduction to custodian expenses                                        (51,523)
Less voluntary waiver of transfer and shareholder servicing
agent fees -- Class Y                                                       (49,817)
                                                                  -------------------
Net expenses                                                             20,496,251


=====================================================================================
Net Investment Loss                                                      (7,136,322)

=====================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                            (231,166,438)
Closing and expiration of option contracts written                          141,347
Foreign currency transactions                                              (465,092)
                                                                  -------------------
Net realized gain (loss)                                               (231,490,183)

-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:

Investments                                                            (436,861,661)
Translation of assets and liabilities denominated in foreign
currencies                                                                  (30,588)
                                                                  -------------------
Net change                                                             (436,892,249)
                                                                  -------------------
Net realized and unrealized gain (loss)                                (668,382,432)

=====================================================================================
Net Decrease in Net Assets Resulting from Operations                  $(675,518,754)
                                                                  ===================

See accompanying Notes to Financial Statements.


22 OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,                                            2001             2000
===========================================================================================
Operations
Net investment income (loss)                            $     (7,136,322) $   (10,818,418)
-------------------------------------------------------------------------------------------
Net realized gain (loss)                                    (231,490,183)     473,571,707
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        (436,892,249)     145,542,263
                                                        -----------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  (675,518,754)     608,295,552

===========================================================================================
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:

Class A                                                     (247,645,141)     (48,950,971)
Class B                                                      (85,202,046)     (15,499,580)
Class C                                                      (14,908,777)      (1,945,396)
Class N                                                               --               --
Class Y                                                      (16,227,785)      (2,425,868)

===========================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:

Class A                                                      180,806,239      134,098,247
Class B                                                       47,205,449       87,560,981
Class C                                                       16,209,772       29,719,349
Class N                                                          201,715               --
Class Y                                                       10,603,044       34,700,391

===========================================================================================
Net Assets

Total increase (decrease)                                   (784,476,284)     825,552,705
-------------------------------------------------------------------------------------------
Beginning of period                                        1,867,258,179    1,041,705,474
                                                        -----------------------------------
End of period (including accumulated net investment
loss of $198,265 and $250,694, respectively)            $  1,082,781,895 $  1,867,258,179
                                                        ===================================

See accompanying Notes to Financial Statements.


23 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A   Year Ended September 30,        2001              2000           1999                1998             1997
=======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period   $  66.77        $    43.26        $  40.12        $    51.72        $    51.19
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                        (.19)             (.32)           (.28)             (.26)             (.08)
Net realized and unrealized gain
(loss)                                   (20.66)            26.72            4.84            (10.37)             4.12
                                       --------------------------------------------------------------------------------
Total income (loss) from
investment operations                    (20.85)            26.40            4.56            (10.63)             4.04
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain     (12.84)            (2.89)          (1.42)             (.97)            (3.51)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $  33.08        $    66.77        $  43.26        $    40.12        $    51.72
                                       ================================================================================

=======================================================================================================================
Total Return, at Net Asset Value/1/      (37.01)%           62.15%          11.59%           (20.78)%            9.16%

=======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                             $754,082        $1,286,298        $750,394        $  945,972        $1,330,172
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $988,717        $1,176,289        $875,057        $1,215,780        $1,119,302
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment loss                       (0.31)%           (0.47)%         (0.69)%           (0.51)%          (0.17)%
Expenses                                   1.25%             1.15%           1.31%             1.18%/3/         1.22%/3/
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     155%              224%             73%               82%              69%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


24 OPPENHEIMER DISCOVERY FUND

Class B    Year Ended September 30,        2001           2000           1999          1998         1997
==============================================================================================================
Per Share Operating Data
Net asset value, beginning of period    $  62.99       $  41.22       $  38.58       $  50.15     $  50.10
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                         (.29)          (.47)          (.85)          (.55)        (.23)
Net realized and unrealized gain (loss)   (19.40)         25.13           4.91         (10.05)        3.79
                                         ---------------------------------------------------------------------
Total income (loss) from
investment operations                     (19.69)         24.66           4.06         (10.60)        3.56
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain      (12.84)         (2.89)         (1.42)          (.97)       (3.51)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  30.46       $  62.99       $  41.22       $  38.58     $  50.15
                                        ======================================================================

==============================================================================================================
Total Return, at Net Asset Value/1/       (37.48)%        60.95%         10.73%        (21.37)%       8.33%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period
(in thousands)                          $234,023       $423,689       $224,710       $265,687     $322,736
--------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)       $315,607       $371,643       $257,146       $319,197     $233,172
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment loss                        (1.07)%        (1.22)%        (1.45)%        (1.27)%      (0.93)%
Expenses                                    2.01%          1.90%          2.07%          1.94%/3/     1.97%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      155%           224%            73%            82%          69%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


25 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class C    Year Ended September 30,         2001        2000        1999        1998        1997
====================================================================================================
Per Share Operating Data
Net asset value, beginning of period     $  64.00    $  41.85    $  39.15     $  50.86    $  50.73
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                          (.24)       (.24)       (.85)        (.55)       (.26)
Net realized and unrealized gain (loss)    (19.82)      25.28        4.97       (10.19)       3.90
                                          -----------------------------------------------------------
Total income (loss) from
investment operations                      (20.06)      25.04        4.12       (10.74)       3.64
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain       (12.84)      (2.89)      (1.42)        (.97)      (3.51)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period           $  31.10    $  64.00    $  41.85     $  39.15    $  50.86
                                       ==============================================================

=====================================================================================================
Total Return, at Net Asset Value/1/        (37.47)%     60.95%      10.73%      (21.34)%      8.39%

=====================================================================================================
Ratios/Supplemental Data

Net assets, end of period                $ 44,404    $ 70,140    $ 27,413    $  33,441    $  41,720
(in thousands)
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $ 56,301    $ 55,205    $ 31,971    $  40,501    $  26,361
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment loss                         (1.07)%     (1.20)%     (1.45)%      (1.25)%      (0.92)%
Expenses                                     2.01%       1.90%       2.07%        1.92%/3/     1.94%/3/
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                       155%        224%         73%          82%          69%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


26 OPPENHEIMER DISCOVERY FUND

                                        Class N                                                                  Class Y
                                         Period                                                                     Year
                                          Ended                                                                    Ended
                                      Sept. 30,                                                                Sept. 30,
                                        2001/1/         2001           2000           1999            1998          1997
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of
period                                  $ 39.11       $  68.06       $  43.92       $  40.63        $  52.17       $  51.44
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:

Net investment income (loss)               (.13)          (.17)          (.30)          (.17)           (.09)           .02
Net realized and unrealized gain
(loss)                                    (5.97)        (21.09)         27.33           4.88          (10.48)          4.22
                                     -------------------------------------------------------------------------------------------

Total gain (loss) from
investment operations                     (6.10)        (21.26)         27.03           4.71          (10.57)          4.24
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized
gain                                         --         (12.84)         (2.89)         (1.42)           (.97)         (3.51)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period          $ 33.01       $  33.96       $  68.06       $  43.92        $  40.63       $  52.17
                                     ===========================================================================================

================================================================================================================================
Total Return, at Net Asset Value/2/      (15.60)%       (36.88)%        62.68%         11.82%         (20.47)%         9.50%

================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                              $   147       $ 50,125       $ 87,131       $ 39,189       $  39,664       $ 45,112
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $   105       $ 64,264       $ 76,635       $ 40,649       $  44,859       $ 34,811
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)              (0.93)%        (0.13)%        (0.11)%        (0.48)%         (0.15)%         0.15%
Expenses                                   1.55%          1.14%          0.80%          1.11%           0.81%/4/       0.89%/4/
Expenses, net of voluntary waiver
of transfer agent fees                      N/A           1.06%           N/A            N/A              N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     155%           155%           224%            73%             82%            69%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


27 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


28 OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

        Expiring
        -------------------------
        2009          $12,201,695

As of September 30, 2001, the Fund had approximately $219,977,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $14,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following year, such losses will expire.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2001, the Fund's projected benefit obligations were decreased by $40,729 and payments of $11,700 were made to retired trustees, resulting in an accumulated liability of $200,421 as of September 30, 2001.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


29 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $7,269,736, a decrease in accumulated net investment loss of $7,188,751, and a decrease in accumulated net realized loss on investments of $80,985. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


30 OPPENHEIMER DISCOVERY FUND

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    Year Ended September 30, 2001/1/                Year Ended September 30, 2000
                                      Shares                  Amount               Shares                  Amount
--------------------------------------------------------------------------------------------------------------------
Class A

Sold                             10,546,587           $   449,042,087           10,572,195         $   700,492,924
Dividends and/or
distributions reinvested          4,648,068               219,993,180              835,171              47,755,057
Redeemed                        (11,667,054)             (488,229,028)          (9,489,580)           (614,149,734)
                               -------------------------------------------------------------------------------------
Net increase (decrease)           3,527,601           $   180,806,239            1,917,786         $   134,098,247
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class B

Sold                              1,894,877           $    77,075,225            3,332,677         $   214,014,951
Dividends and/or
distributions reinvested          1,847,357                81,043,513              279,543              15,170,839
Redeemed                         (2,786,546)             (110,913,289)          (2,336,781)           (141,624,809)
                               -------------------------------------------------------------------------------------
Net increase (decrease)             955,688           $    47,205,449            1,275,439         $    87,560,981
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class C

Sold                              1,258,638           $    52,853,935            1,784,337         $   112,381,786
Dividends and/or
distributions reinvested            304,319                13,627,416               34,336               1,893,313
Redeemed                         (1,230,937)              (50,271,579)          (1,377,721)            (84,555,750)
                               -------------------------------------------------------------------------------------
Net increase (decrease)             332,020           $    16,209,772              440,952         $    29,719,349
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class N

Sold                                 10,481           $       421,600                   --         $            --
Dividends and/or
distributions reinvested                 --                        --                   --                      --
Redeemed                             (6,043)                 (219,885)                  --                      --
                               -------------------------------------------------------------------------------------
Net increase (decrease)               4,438           $       201,715                   --         $            --
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class Y

Sold                                868,788           $    38,187,299            1,639,835         $   118,744,235
Dividends and/or
distributions reinvested            334,869                16,227,784               41,732               2,425,868
Redeemed                         (1,008,092)              (43,812,039)          (1,293,525)            (86,469,712)
                               -------------------------------------------------------------------------------------
Net increase (decrease)             195,565           $    10,603,044              388,042         $    34,700,391
                               =====================================================================================

1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


31 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $1,950,066,490 and $2,074,694,139, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,141,775,103 was:

     Gross unrealized appreciation                   $    113,792,538
     Gross unrealized depreciation                       (202,654,753)
                                                     ----------------
     Net unrealized appreciation (depreciation)      $    (88,862,215)
                                                     ================

--------------------------------------------------------------------------------
4.Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.66%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate         Class A      Commissions      Commissions      Commissions       Commissions
                          Front-End       Front-End       on Class A       on Class B       on Class C        on Class N
                      Sales Charges   Sales Charges           Shares           Shares           Shares            Shares
                         on Class A     Retained by      Advanced by      Advanced by      Advanced by       Advanced by
Year Ended                   Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/    Distributor/1/
-------------------------------------------------------------------------------------------------------------------------
September 30, 2001   $1,691,724            $467,040          $198,832      $1,425,937        $126,710            $1,912

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                 Class A                 Class B                  Class C                  Class N
                     Contingent Deferred     Contingent Deferred      Contingent Deferred      Contingent Deferred
                           Sales Charges           Sales Charges            Sales Charges            Sales Charges
                                Retained                Retained                 Retained                 Retained
Year Ended                by Distributor          by Distributor           by Distributor           by Distributor
-------------------------------------------------------------------------------------------------------------------------
September 30, 2001               $17,185               $472,334                  $17,653                     $793

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act.


32 OPPENHEIMER DISCOVERY FUND

Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $2,400,977, all of which were paid by the Distributor to recipients, and included $178,310 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                                 Distributor's
                                                              Distributor's          Aggregate
                                                                  Aggregate       Unreimbursed
                                                Amount         Unreimbursed      Expenses as %
                   Total Payments          Retained by             Expenses      of Net Assets
                       Under Plan          Distributor           Under Plan           of Class
------------------------------------------------------------------------------------------------
Class B Plan           $3,160,873           $2,511,302           $6,663,594               2.85%
Class C Plan              563,297              177,000              796,818               1.79
Class N Plan                  306                  280                3,098               2.11


33 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium


34 OPPENHEIMER DISCOVERY FUND

================================================================================
6. Option Activity Continued
whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2001, was as follows:

                                                                       Call Options
                                                ------------------------------------
                                                Number of                 Amount of
                                                Contracts                  Premiums
------------------------------------------------------------------------------------
Options outstanding as of September 30, 2000           --                 $      --
Options written                                     1,200                   180,746
Options closed or expired                          (1,000)                 (141,347)
                                                ------------------------------------
Options outstanding as of September 30, 2001          200                 $  39,399
                                                ====================================

================================================================================
 7. Illiquid or Restricted Securities

As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $21,866,028, which represents 2.02% of the Fund's net assets, of which $14,778,528 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                    Unrealized
                                        Acquisition                                    Valuation as of            Appreciation
Security                                      Dates                    Cost             Sept. 30, 2001           (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp.,
$2.50 Cv., Series D, Vtg.                   3/31/95              $3,000,000                $       --              $(3,000,000)
--------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp.,
Sr. Exchangeable, Series E, Vtg.            4/24/96               1,500,000                        --               (1,500,000)
--------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp.,
Sr. Exchangeable, Series F, Vtg.            6/11/97               4,400,000                        --               (4,400,000)
--------------------------------------------------------------------------------------------------------------------------------
DOV Pharmaceutical, Inc., $10 Cv.,
Series D                                    8/30/01               3,000,000                 3,000,000                       --
--------------------------------------------------------------------------------------------------------------------------------
Guilford Pharmaceuticals, Inc.              9/12/01               4,925,000                 2,044,875               (2,880,125)
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceutical Resources, Inc.              8/27/01               7,738,200                 9,733,653                1,995,453


35 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at September 30, 2001.


36 OPPENHEIMER DISCOVERY FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
October 19, 2001


37 OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $12.8439 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on November 17, 2000, of which $6.1031 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the year ended September 30, 2001, are eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


38 OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         John V. Murphy, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Jayne Stevlingson, Vice President
                         Robert G. Zack, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer


================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018.

    (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


39 OPPENHEIMER DISCOVERY FUND

OPPENHEIMERFUNDS FAMILY

Global Equity         Developing Markets Fund                    Global Fund
                      International Small Company Fund           Quest Global Value Fund
                      Europe Fund                                Global Growth & Income Fund
                      International Growth Fund
----------------------------------------------------------------------------------------------
Equity                Stock                                      Stock & Bond
                      Emerging Technologies Fund                 Quest Opportunity Value Fund
                      Emerging Growth Fund                       Total Return Fund
                      Enterprise Fund                            Quest Balanced Value Fund
                      Discovery Fund                             Capital Income Fund
                      Main Street(R) Small Cap Fund              Multiple Strategies Fund
                      Small Cap Value Fund                       Disciplined Allocation Fund
                      MidCap Fund                                Convertible Securities Fund
                      Main Street(R) Opportunity Fund            Specialty
                      Growth Fund                                Real Asset Fund(R)
                      Capital Appreciation Fund                  Gold & Special Minerals Fund
                      Main Street(R) Growth & Income Fund
                      Value Fund
                      Quest Capital Value Fund
                      Trinity Large Cap Growth Fund/1/
                      Trinity Core Fund
                      Trinity Value Fund
----------------------------------------------------------------------------------------------
Income                Taxable                                    Municipal
                      International Bond Fund                    California Municipal Fund/4/
                      High Yield Fund                            New Jersey Municipal Fund/4/
                      Champion Income Fund                       New York Municipal Fund/4/
                      Strategic Income Fund                      Pennsylvania Municipal Fund/4/
                      Bond Fund                                  Municipal Bond Fund
                      Senior Floating Rate Fund                  Intermediate Municipal Fund
                      U.S. Government Trust
                      Limited-Term Government Fund
                      Capital Preservation Fund/2/
                      Rochester Division
                      Rochester National Municipals/3/
                      Rochester Fund Municipals
                      Limited Term New York Municipal Fund
----------------------------------------------------------------------------------------------
Select Managers       Stock                                      Stock & Bond
                      Mercury Advisors Focus Growth Fund         QM Active Balanced Fund/2/
                      Gartmore Millennium Growth Fund II/5/
                      Jennison Growth Fund
                      Salomon Brothers Capital Fund
                      Mercury Advisors S&P 500(R) Index Fund/2/
----------------------------------------------------------------------------------------------
Money Market/6/       Money Market Fund                          Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


40 OPPENHEIMER DISCOVERY FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet

24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols  Class A: OPOCX   Class B: ODIBX   Class C: ODICX  Class Y: ODIYX
                Class N: ODINX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                  [LOGO] OPPENHEIMER FUNDS /(R)/
                                                               Distributors Inc.

RA0500.001.0901  November 29, 2001